UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  April 29, 2004
                                                 -------------------------------

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC. (as depositor under the Pooling and Servicing Agreement, relating to the MASTR Asset Securitization Trust 2004-5 Mortgage Pass-Through Certificates, Series 2004-5)


                MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                333-106982-24              06-1204982
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     (State or other              (Commission              (IRS Employer
     jurisdiction of             File Number)           Identification No.)
      incorporation)



1285 Avenue of the Americas, New York, New York               10019
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      (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code  (212) 713-2000
                                                    ----------------------------



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          (Former name or former address, if changed since last report)

ITEM 5.     Other Events

            On April 29, 2003 (the "Closing Date"), Mortgage Asset Securitization Transactions, Inc. (the "Company") issued the Company's MASTR Asset Securitization Trust 2004-5 Mortgage Pass-Through Certificates, Series 2004-5, Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 1-A-6, Class 2-A-1, Class 15-PO, Class 30-PO, Class 15-A-X, Class 30-A-X, Class A-LR, Class A-UR, Class B-1, Class B-2, Class B-3, (the "Offered Certificates"), having an aggregate original principal balance of $327,311,657. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of April 1, 2004, among the Company, as depositor, Wells Fargo Bank, N.A., as master servicer, trust administrator, and a custodian, U.S. National Bank Association, as a custodian, Wachovia Bank, National Association, as trustee, and UBS Real Estate Securities Inc., as transferor. The Offered Certificates, together with the Company's MASTR Asset Securitization Trust 2004-5 Mortgage Pass-Through Certificates, Series 2004-5, Class B-4, Class B-5, and Class B-6 represent, in the aggregate, the entire beneficial ownership interest in a separate trust fund, the property of which is, as of the Closing Date, primarily comprised two pools of closed-end, fixed-rate loans which are secured by first lien mortgages or deeds of trust on residential one- to four-family properties.

ITEM 7.     Financial Statements and Exhibits

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                  Description
-----------                                  -----------

      4
                                             Pooling and Servicing Agreement,
                                             dated as of April 1, 2004, among
                                             Mortgage Asset Securitization
                                             Transactions, Inc., Wells Fargo
                                             Bank, N.A., Wachovia Bank, National
                                             Association, U.S. Bank National
                                             Association, and UBS Real Estate
                                             Securities Inc.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MORTGAGE ASSET SECURITIZATION
                                   TRANSACTIONS, INC.


May 12, 2004

                                   By:    /s/ Steve Warjanka
                                      ----------------------------------------
                                       Name:   Steve Warjanka
                                       Title:  Associate Director

                                   By:        /s/ Glenn McIntyre
                                      ----------------------------------------
                                       Name:   Glenn McIntyre
                                       Title:  Associate Director

                                INDEX TO EXHIBITS


                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------

4                         Pooling and Servicing Agreement,          E
                          dated as of April 1, 2004, among
                          Mortgage Asset Securitization
                          Transactions, Inc., Wells Fargo
                          Bank, N.A., Wachovia Bank,
                          National Association U.S. Bank
                          National Association, and UBS
                          Real Estate Securities Inc.